                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                             April 16, 2008
                             --------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated April 15, 2008



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On April 15, 2008 Westamerica Bancorporation announced their earnings for the first quarter of 2008. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
April 16, 2008

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-13
                         April 15, 2008

FOR IMMEDIATE RELEASE
April 15, 2008

WESTAMERICA REPORTS FIRST QUARTER RESULTS

San Rafael, CA:	Westamerica Bancorporation (NASDAQ: WABC), parent company of
Westamerica Bank, today reported quarterly net income for the first quarter of 2008 of $26.8 million and diluted earnings per share ("EPS") of $0.92 compared to net income of $21.8 million and EPS of $0.74 for the previous quarter, and net income of $23.6 million and EPS of $0.76 for the first quarter of 2007. As described below, first quarter 2008 results include benefits from Visa's initial public offering which increased net income by $4.7 million and EPS by $0.16. Fourth quarter 2007 results include litigation expense of $2.3 million related to Westamerica's proportionate share of Visa's litigation exposure and a $700 thousand income tax refund which combined to reduce net income by $590 thousand, or EPS by $0.02. First quarter 2007 results include a gain on company-owned life insurance which contributed $0.02 to EPS.

"During the first quarter 2008, our net interest margin increased to 4.79 percent from 4.53 percent in the fourth quarter 2007. This improvement came primarily from a reduction in our cost of funds as short-term interest rates declined," said Chairman, President and CEO David Payne. "Our expenses remain well controlled, and our credit quality remains sound. Our non-performing loans represented only 0.23 percent of total loans at quarter-end while our loan loss reserves equal 2.13 percent of total loans. We are pleased to have delivered a return on our shareholders' equity, excluding the Visa IPO benefits, of 22.6 percent this quarter," added Payne.

Net interest income on a fully taxable equivalent (FTE) basis was $48.0 million for the first quarter of 2008, compared to $46.8 million for the previous quarter and to $46.9 million for the first quarter of 2007. The first quarter 2008 net interest margin on a fully taxable equivalent basis was 4.79 percent, compared to 4.53 percent for the previous quarter and 4.41 percent for the first quarter of 2007.

The provision for loan losses was $600 thousand for the first quarter of 2008, compared to $475 thousand for the previous quarter, and $75 thousand for the first quarter of 2007. Net loan losses totaled $872 thousand or 0.14 percent of average loans (annualized) for the first quarter of 2008, compared to $907 thousand and 0.14 percent, respectively, for the fourth quarter of 2007.

Management follows diligent and thorough loan administration and risk management practices. The Company assigns risk grades to loans following the same framework used by its regulators. Loans receiving higher risk grades and heightened credit management attention are "classified" loans. The Company's "classified" loans increased to $33.3 million at March 31, 2008 from $24.4 million at December 31, 2007. The increase in classified loans is primarily attributable to one construction loan relationship with $11.1 million outstanding at March 31, 2008. The loan collateral is comprised of developed land and residential real estate properties located north of Sacramento, California. Management is aggressively pursuing collection of this loan relationship. Some "classified" loans are placed on non-accrual status when the full collection of principal or interest is in doubt. Included in the "classified" loans are non-accrual loans totaling
$5.4 	million at March 31, 2008, compared to $4.9 million at December 31, 2007.
Management regularly assesses the level of the Company's allowance for loan losses giving consideration to current and developing economic conditions, levels of classified and non-accrual loans, and other relevant external and internal considerations. The Company's allowance for loan losses totaled $52.2 million at March 31, 2008. Management considers this allowance for loan losses to be an adequate reserve against estimated loan losses.

Noninterest income for the first quarter of 2008 totaled $19.4 million compared to $15.3 million for the first quarter 2007. The increase is primarily attributable to $5.7 million in securities gains from the redemption of Visa Class B common stock as part of the initial public offering in the first quarter 2008, offset by $822 thousand in gains from company-owned life insurance recognized in the first quarter 2007.

Noninterest expense for the first quarter of 2008 totaled $23.1 million, $1.6 million lower than noninterest expense for the first quarter of 2007. The decrease is primarily due to the first quarter 2008 reversal of a $2.3 million accrual for Visa related litigation, which was reversed with the funding of a litigation escrow as a part of the Visa IPO. All other noninterest expenses increased $700 thousand in the first quarter of 2008 compared to the first quarter of 2007. Personnel costs rose due to higher employee benefit costs and annual merit increases. Data processing costs were higher due to conversion of the Company's item processing function to an outside vendor in the third quarter 2007. These higher costs were offset in part by lower amortization of intangible assets. The first quarter 2008 efficiency ratio (expenses/FTE revenues) was 34.2 percent compared to 39.7 percent in the first quarter 2007. Excluding the Visa-related benefits recorded in noninterest income and noninterest expense, the efficiency ratio was 41.2 percent for the first quarter 2008. Excluding the company-owned life insurance gain, the efficiency ratio was 40.2 percent for the first quarter 2007.

At March 31, 2008, shareholders' equity was $399 million and the equity-to-asset ratio was 9.2 percent. During the first quarter 2008, repurchases of the Company's common stock totaled approximately 246 thousand shares, net of shares issued, and dividends paid to shareholders totaled $9.8 million.

At March 31, 2008, the Company's assets totaled $4.3 billion and loans outstanding totaled $2.4 billion.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 86 branches and two trust offices throughout 21 Northern and Central California counties.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
Robert A. Thorson  -  SVP & Chief Financial Officer
	707-863-6840








FORWARD-LOOKING INFORMATION:
   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2007, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                      #####

WESTAMERICA BANCORPORATION         Public Information April 15, 2008
FINANCIAL HIGHLIGHTS
 March 31, 2008

1. Net Income Summary.


                                   (dollars in thousands except per-share amounts)

                                                          Q1'08 /              Q1'08 /                        3/31'08YTD /
                                      Q1'08      Q1'07     Q1'07     Q4'07      Q4'07   3/31'08YTD 3/31'07YTD  3/31'07YTD
                                   ---------------------------------------------------------------------------------------
 1 Net Interest Income                $47,982    $46,914      2.3%   $46,812        2.5%   $47,982    $46,914         2.3%
      (Fully Taxable Equivalent)
 2 Provision for Credit Losses            600         75    700.0%       475       26.3%       600         75       700.0%
 3 Noninterest Income:
 4 Life Insurance Gains                     0        822      n/m          0        n/m          0        822         n/m
 5 Gain on Sale of Visa                 5,698          0      n/m          0        n/m      5,698          0         n/m
      Common Stock
 6 Other                               13,680     14,455     -5.4%    14,657       -6.7%    13,680     14,455        -5.4%
                                   -----------------------        ------------          -----------------------
 7 Total Noninterest Income            19,378     15,277     26.8%    14,657       32.2%    19,378     15,277        26.8%
 8 Noninterest Expense:
 9 VISA Litigation                     (2,338)         0      n/m      2,338        n/m     (2,338)         0         n/m
10 Other                               25,394     24,664      3.0%    24,868        2.1%    25,394     24,664         3.0%
                                   -----------------------        ------------          -----------------------
11 Total Noninterest Expense           23,056     24,664     -6.5%    27,206      -15.3%    23,056     24,664        -6.5%
                                   -----------------------        ------------          -----------------------
12 Income Before Taxes (FTE)           43,704     37,452              33,788                43,704     37,452
13 Income Tax Provision (FTE)          16,926     13,882     21.9%    11,956       41.6%    16,926     13,882        21.9%
                                   -----------------------        ------------          -----------------------
14 Net Income                         $26,778    $23,570     13.6%   $21,832       22.7%   $26,778    $23,570        13.6%
                                   =======================        ============          =======================

15 Average Shares Outstanding          28,861     30,342     -4.9%    29,213       -1.2%    28,861     30,342        -4.9%
16 Diluted Average Shares              29,210     30,824     -5.2%    29,575       -1.2%    29,210     30,824        -5.2%
      Outstanding
17 Operating Ratios:
18   Basic Earnings Per Share           $0.93      $0.78     19.4%     $0.75       24.2%     $0.93      $0.78        19.4%
19   Diluted Earnings Per Share          0.92       0.76     19.9%      0.74       24.2%      0.92       0.76        19.9%
20   Return On Assets                    2.43%      2.03%               1.90%                 2.43%      2.03%
21   Return On Equity                    27.3%      23.0%               21.7%                 27.3%      23.0%
22   Net Interest Margin (FTE)           4.79%      4.41%               4.53%                 4.79%      4.41%
23   Efficiency Ratio (FTE)              34.2%      39.7%               44.3%                 34.2%      39.7%

24 Dividends Paid Per Share             $0.34      $0.34      0.0%     $0.34        0.0%     $0.34      $0.34         0.0%
25 Dividend Payout Ratio                   37%        44%                 46%                   37%        44%



2. Net Interest Income.


                                   (dollars in thousands)

                                                          Q1'08 /              Q1'08 /                        3/31'08YTD /
                                      Q1'08      Q1'07     Q1'07     Q4'07      Q4'07   3/31'08YTD 3/31'07YTD  3/31'07YTD
                                   ---------------------------------------------------------------------------------------
 1 Interest and Fee Income (FTE)      $60,810    $65,025     -6.5%   $63,295       -3.9%   $60,810    $65,025        -6.5%
 2 Interest Expense                    12,828     18,111    -29.2%    16,483      -22.2%    12,828     18,111       -29.2%
                                   -----------------------        ------------          -----------------------
 3 Net Interest Income (FTE)          $47,982    $46,914      2.3%   $46,812        2.5%   $47,982    $46,914         2.3%
                                   =======================        ============          =======================

 4 Average Earning Assets          $4,028,221 $4,287,431     -6.0%$4,124,196       -2.3%$4,028,221 $4,287,431        -6.0%
 5 Average Interest-Bearing         2,771,526  2,961,252     -6.4% 2,830,235       -2.1% 2,771,526  2,961,252        -6.4%
      Liabilities
 6 Yield on Earning Assets (FTE)         6.06%      6.11%               6.11%                 6.06%      6.11%
 7 Cost of Funds                         1.27%      1.70%               1.58%                 1.27%      1.70%
 8 Net Interest Margin (FTE)             4.79%      4.41%               4.53%                 4.79%      4.41%
 9 Interest Expense/                     1.85%      2.46%               2.30%                 1.85%      2.46%
     Interest-Bearing Liabilities
10 Net Interest Spread (FTE)             4.21%      3.65%               3.81%                 4.21%      3.65%



3. Loans & Other Earning Assets.


                                   (average volume, dollars in thousands)

                                                          Q1'08 /              Q1'08 /                        3/31'08YTD /
                                      Q1'08      Q1'07     Q1'07     Q4'07      Q4'07   3/31'08YTD 3/31'07YTD  3/31'07YTD
                                   ---------------------------------------------------------------------------------------
 1 Total Assets                    $4,433,934 $4,713,173     -5.9%$4,556,715       -2.7%$4,433,934 $4,713,173        -5.9%
 2 Total Earning Assets             4,028,221  4,287,431     -6.0% 4,124,196       -2.3% 4,028,221  4,287,431        -6.0%
 3 Total Loans                      2,477,666  2,519,861     -1.7% 2,496,403       -0.8% 2,477,666  2,519,861        -1.7%
 4   Commercial Loans                 616,994    616,277      0.1%   615,093        0.3%   616,994    616,277         0.1%
 5   Commercial Real Estate Loans     850,504    900,625     -5.6%   864,464       -1.6%   850,504    900,625        -5.6%
 6   Consumer Loans                 1,010,168  1,002,959      0.7% 1,016,846       -0.7% 1,010,168  1,002,959         0.7%
 7 Total Investment Securities      1,550,555  1,767,570    -12.3% 1,627,793       -4.7% 1,550,555  1,767,570       -12.3%
 8   Available For Sale               518,217    612,852    -15.4%   569,832       -9.1%   518,217    612,852       -15.4%
        (Market Value)
 9   Held To Maturity               1,032,338  1,154,718    -10.6% 1,057,961       -2.4% 1,032,338  1,154,718       -10.6%
10       HTM Unrealized Gain           13,324     (5,955)     n/m      4,134        n/m     13,324     (5,955)        n/m
            (Loss) at Period-End
11 Loans / Deposits                      77.1%      73.5%               75.1%                 77.1%      73.5%


WESTAMERICA BANCORPORATION         Public Information April 15, 2008
FINANCIAL HIGHLIGHTS
 March 31, 2008


4. Deposits &  Other Interest-Bearing Liabilities.


                                   (average volume, dollars in thousands)

                                                          Q1'08 /              Q1'08 /                        3/31'08YTD /
                                      Q1'08      Q1'07     Q1'07     Q4'07      Q4'07   3/31'08YTD 3/31'07YTD  3/31'07YTD
                                   ---------------------------------------------------------------------------------------
 1 Total Deposits                  $3,212,347 $3,427,010     -6.3%$3,325,154       -3.4%$3,212,347 $3,427,010        -6.3%
 2   Noninterest Demand             1,199,604  1,270,522     -5.6% 1,258,496       -4.7% 1,199,604  1,270,522        -5.6%
 3   Interest-Bearing Transaction     546,417    586,860     -6.9%   546,485       -0.0%   546,417    586,860        -6.9%
 4   Savings                          768,443    866,192    -11.3%   805,321       -4.6%   768,443    866,192       -11.3%
 5   Time greater than $100K          500,936    484,887      3.3%   512,610       -2.3%   500,936    484,887         3.3%
 6   Time less than $100K             196,947    218,549     -9.9%   202,242       -2.6%   196,947    218,549        -9.9%
 7 Total Short-Term Borrowings        722,025    767,859     -6.0%   726,783       -0.7%   722,025    767,859        -6.0%
 8   Fed Funds Purchased              565,415    596,965     -5.3%   544,640        3.8%   565,415    596,965        -5.3%
 9   Other Short-Term Funds           156,610    170,894     -8.4%   182,143      -14.0%   156,610    170,894        -8.4%
10 Long-Term Debt                      36,758     36,905     -0.4%    36,794       -0.1%    36,758     36,905        -0.4%
11 Shareholders' Equity               394,273    414,957     -5.0%   398,703       -1.1%   394,273    414,957        -5.0%

12 Demand Deposits /                     37.3%      37.1%               37.8%                 37.3%      37.1%
      Total Deposits
13 Transaction & Savings Deposits /      78.3%      79.5%               78.5%                 78.3%      79.5%
      Total Deposits



5. Interest Yields Earned & Rates Paid.


                                   (dollars in thousands)

                                                 Q1'08                                     Q1'07
                                   -------------------------------   Q4'07   ----------------------------------
                                     Average    Income/   Yield/    Yield/     Average    Income/    Yield/
                                     Volume     Expense    Rate      Rate      Volume     Expense     Rate
                                   ----------------------------------------------------------------------------
 1 Interest & Fees Income Earned
 2   Total Earning Assets (FTE)    $4,028,221    $60,810     6.06%      6.11%$4,287,431    $65,025       6.11%
 3   Total Loans (FTE)              2,477,666     39,897     6.48%      6.58% 2,519,861     41,398       6.66%
 4     Commercial Loans (FTE)         616,994     11,288     7.36%      7.73%   616,277     12,081       7.95%
 5     Commercial Real Estate         850,504     14,953     7.07%      7.11%   900,625     15,935       7.18%
          Loans
 6     Consumer Loans               1,010,168     13,656     5.44%      5.43% 1,002,959     13,382       5.41%
 7   Total Investment               1,550,555     20,913     5.40%      5.38% 1,767,570     23,627       5.35%
        Securities (FTE)
 8 Interest Expense Paid
 9   Total Earning Assets           4,028,221     12,828     1.27%      1.58% 4,287,431     18,111       1.70%
10   Total Interest-Bearing         2,771,526     12,828     1.85%      2.30% 2,961,252     18,111       2.46%
        Liabilities
11   Total Interest-Bearing         2,012,743      7,328     1.46%      1.75% 2,156,488      9,237       1.74%
        Deposits
12     Interest-Bearing               546,417        452     0.33%      0.37%   586,860        523       0.36%
          Transaction
13     Savings                        768,443      1,330     0.70%      0.81%   866,192      1,409       0.66%
14     Time less than $100K           196,947      1,589     3.25%      3.37%   218,549      1,734       3.22%
15     Time greater than $100K        500,936      3,957     3.18%      4.07%   484,887      5,571       4.66%
16   Total Short-Term Borrowings      722,025      4,922     2.70%      3.65%   767,859      8,296       4.32%
17     Fed Funds Purchased            565,415      4,599     3.22%      4.56%   596,965      7,824       5.24%
18     Other Short-Term Funds         156,610        323     0.83%      0.95%   170,894        472       1.12%
19   Long-Term Debt                    36,758        578     6.29%      6.29%    36,905        578       6.27%

20 Net Interest Income and Margin (FTE)          $47,982     4.79%      4.53%              $46,914       4.41%



6. Noninterest Income.


                                   (dollars in thousands except per share amounts)

                                                          Q1'08 /              Q1'08 /                        3/31'08YTD /
                                      Q1'08      Q1'07     Q1'07     Q4'07      Q4'07   3/31'08YTD 3/31'07YTD  3/31'07YTD
                                   ---------------------------------------------------------------------------------------
 1 Service Charges on Deposit          $7,296     $7,528     -3.1%    $7,422       -1.7%    $7,296     $7,528        -3.1%
      Accounts
 2 Merchant Credit Card Income          2,580      2,449      5.4%     2,817       -8.4%     2,580      2,449         5.4%
 3 ATM Fees & Interchange                 718        677      6.1%       709        1.3%       718        677         6.1%
 4 Debit Card Fees                        904        895      0.9%       972       -7.0%       904        895         0.9%
 5 Financial Services Commissions         230        310    -25.9%       265      -13.2%       230        310       -25.9%
 6 Mortgage Banking Income                 40         30     35.2%        32       25.7%        40         30        35.2%
 7 Trust Fees                             303        337    -10.1%       303       -0.1%       303        337       -10.1%
 8 Other Income                         1,609      2,229    -27.8%     2,137      -24.7%     1,609      2,229       -27.8%
                                   -----------------------        ------------          -----------------------
 9 Sub-total                           13,680     14,455     -5.4%    14,657       -6.7%    13,680     14,455        -5.4%
10 Life Insurance Gains                     0        822      n/m          0        n/m          0        822         n/m
11 Gain on Sale of Visa                 5,698          0      n/m          0        n/m      5,698          0         n/m
      Common Stock                 -----------------------        ------------          -----------------------
12 Total Noninterest Income           $19,378    $15,277     26.8%   $14,657       32.2%   $19,378    $15,277        26.8%
                                   =======================        ============          =======================
13 Operating Ratios:
14    Total Revenue (FTE)             $67,360    $62,191      8.3%   $61,469        9.6%   $67,360    $62,191         8.3%
15    Noninterest Income /               28.8%      24.6%               23.8%                 28.8%      24.6%
         Revenue (FTE)
16    Service Charges /                  0.91%      0.89%               0.89%                 0.91%      0.89%
          Deposits (annualized)
17    Total Revenue Per Share           $9.39      $8.31     12.9%     $8.35       12.4%     $9.39      $8.31        12.9%
         (annualized)


WESTAMERICA BANCORPORATION         Public Information April 15, 2008
FINANCIAL HIGHLIGHTS
 March 31, 2008

7. Noninterest Expense.


                                   (dollars in thousands)

                                                          Q1'08 /              Q1'08 /                        3/31'08YTD /
                                      Q1'08      Q1'07     Q1'07     Q4'07      Q4'07   3/31'08YTD 3/31'07YTD  3/31'07YTD
                                   ---------------------------------------------------------------------------------------
 1 Salaries & Benefits                $12,984    $12,568      3.3%   $12,366        5.0%   $12,984    $12,568         3.3%
 2 Occupancy                            3,390      3,291      3.0%     3,386        0.1%     3,390      3,291         3.0%
 3 Equipment                              921      1,138    -19.1%       934       -1.4%       921      1,138       -19.1%
 4 Data Processing                      2,120      1,524     39.1%     2,202       -3.7%     2,120      1,524        39.1%
 5 Courier                                829        848     -2.2%       845       -1.9%       829        848        -2.2%
 6 Postage                                383        410     -6.5%       391       -1.9%       383        410        -6.5%
 7 Telephone                              335        360     -6.9%       343       -2.2%       335        360        -6.9%
 8 Professional Fees                      536        495      8.1%       534        0.3%       536        495         8.1%
 9 Stationery & Supplies                  279        315    -11.5%       365      -23.7%       279        315       -11.5%
10 Loan Expense                           170        167      1.7%       195      -12.8%       170        167         1.7%
11 Operational Losses                     184        160     15.3%       234      -21.2%       184        160        15.3%
12 Amortization of Identifiable           858        975    -12.0%       893       -3.9%       858        975       -12.0%
      Intangibles
13 Other Operating                      2,405      2,413     -0.4%     2,180       10.3%     2,405      2,413        -0.4%
                                   -----------------------        ------------          -----------------------
14 Sub-total                           25,394     24,664      3.0%    24,868        2.1%    25,394     24,664         3.0%
15 VISA Litigation                     (2,338)         0      n/m      2,338        n/m     (2,338)         0         n/m
                                   -----------------------        ------------          -----------------------
16 Total Noninterest Expense          $23,056    $24,664     -6.5%   $27,206      -15.3%   $23,056    $24,664        -6.5%
                                   =======================        ============          =======================

17 Full Time Equivalent Staff             886        892     -0.7%       868        2.1%       886        892        -0.7%
18 Average Assets /  Full Time         $5,004     $5,284     -5.3%    $5,250       -4.7%    $5,004     $5,284        -5.3%
      Equivalent Staff
19 Operating Ratios:
20    FTE Revenue / Full Time            $306       $283      8.1%      $281        8.8%      $306       $283         8.1%
         Equiv. Staff (annualized)
21    Noninterest Expense /              2.30%      2.33%               2.62%                 2.30%      2.33%
        Earning Assets
          (annualized)
22    Noninterest Expense /              34.2%      39.7%               44.3%                 34.2%      39.7%
         FTE Revenues



8. Provision for Credit Losses.


                                   (dollars in thousands)

                                                          Q1'08 /              Q1'08 /                        3/31'08YTD /
                                      Q1'08      Q1'07     Q1'07     Q4'07      Q4'07   3/31'08YTD 3/31'07YTD  3/31'07YTD
                                   ---------------------------------------------------------------------------------------
 1 Provision for Credit Losses           $600        $75    700.0%      $475       26.3%      $600        $75       700.0%
 2 Gross Loan Losses                    1,537      1,244     23.6%     1,162       32.3%     1,537      1,244        23.6%
 3 Net Loan Losses                        872        516     69.0%       907       -3.8%       872        516        69.0%
 4 Recoveries / Gross Loan Losses          43%        59%                 22%                   43%        59%
 5 Average Total Loans             $2,477,666 $2,519,861     -1.7%$2,496,403       -0.8%$2,477,666 $2,519,861        -1.7%
 6 Net Loan Losses / Loans               0.14%      0.08%               0.14%                 0.14%      0.08%
      (annualized)
 7 Provision for Credit Losses /         0.10%      0.01%               0.08%                 0.10%      0.01%
      Loans (annualized)
 8 Provision for Credit Losses /         68.8%      14.5%               52.4%                 68.8%      14.5%
      Net Loan Losses



9. Credit Quality.


                                   (dollars in thousands)

                                                         3/31/08 /            3/31/08 /
                                     3/31/08    3/31/07   3/31/07  12/31/07   12/31/07    9/30/07    6/30/07    12/31/06
                                   ---------------------------------------------------------------------------------------
 1 Nonperforming Nonaccrual Loans      $3,728     $2,341     25.5%    $3,164       -7.2%    $3,132     $3,140         $61
 2 Performing Nonaccrual Loans          1,652      2,459     -0.7%     1,688       44.7%     1,695      1,898       4,404
                                   -----------------------        ------------          ----------------------------------
 3 Total Nonaccrual Loans               5,380      4,800     12.1%     4,852       10.9%     4,827      5,038       4,465
 4 Accruing Loans 90+ Days                268         82    226.8%       297       -9.8%       251        179          65
      Past Due                     -----------------------        ------------          ----------------------------------

 5 Total Nonperforming Loans            5,648      4,882     15.7%     5,149        9.7%     5,078      5,217       4,530
 6 Repossessed Collateral                 954        647     47.4%       613       55.6%       613        613         647
 7 Total Nonperforming Loans &     -----------------------        ------------          ----------------------------------
 8     Repossessed Collateral          $6,602     $5,529     19.4%    $5,762       14.6%    $5,691     $5,830      $5,177
                                   =======================        ============          ==================================
 9 Classified Loans                   $33,303    $18,439     80.6%   $24,419       36.4%   $21,403    $22,498     $20,180
                                   =======================        ============          ==================================

10 Allowance for Loan Losses          $52,234    $54,889     -4.8%   $52,506       -0.5%   $52,938    $53,473     $55,330
11 Total Loans Outstanding          2,448,320  2,519,898     -2.8% 2,502,976       -2.2% 2,511,374  2,521,738   2,531,734
12 Total Assets                     4,342,302  4,748,829     -8.6% 4,558,959       -4.8% 4,657,016  4,647,069   4,769,335

13 Allowance for Loan Losses /           2.13%      2.18%               2.10%                 2.11%      2.12%       2.19%
      Total Loans
14 Nonperforming Loans /                 0.23%      0.19%               0.21%                 0.20%      0.21%       0.18%
      Total Loans
15 Nonperforming Loans & Repossessed
16     Collateral/Total Assets           0.15%      0.12%               0.13%                 0.12%      0.13%       0.11%
17 Allowance/Nonperforming Loans          925%      1124%               1020%                 1042%      1025%       1221%
18 Allowance for Loan Losses /            157%       298%                215%                  247%       238%        274%
      Classified Loans
19 Classified Loans /
20   (Equity + Allowance for              7.4%       3.9%                5.5%                  4.7%       4.9%        4.2%
        Loan Losses)



Page 12
WESTAMERICA BANCORPORATION         Public Information April 15, 2008
FINANCIAL HIGHLIGHTS
 March 31, 2008

10.Capital.


                                   (dollars in thousands, except per-share amounts)

                                                         3/31/08 /            3/31/08 /
                                     3/31/08    3/31/07   3/31/07  12/31/07   12/31/07    9/30/07    6/30/07    12/31/06
                                   ---------------------------------------------------------------------------------------
 1 Shareholders' Equity              $399,109   $419,810     -4.9%  $394,603        1.1%  $403,651   $407,982    $424,235
 2 Tier I Regulatory Capital          283,768    293,382     -3.3%   278,970        1.7%   283,015    286,818     298,576
 3 Total Regulatory Capital           321,819    333,658     -3.5%   318,089        1.2%   322,598    326,582     339,114

 4 Total Assets                     4,342,302  4,748,829     -8.6% 4,558,959       -4.8% 4,657,016  4,647,069   4,769,335
 5 Risk-Adjusted Assets             2,914,007  3,043,445     -4.3% 2,986,737       -2.4% 3,017,668  3,014,947   3,057,054

 6 Shareholders' Equity /                9.19%      8.84%               8.66%                 8.67%      8.78%       8.90%
      Total Assets
 7 Shareholders' Equity /               16.30%     16.66%              15.77%                16.07%     16.18%      16.76%
      Total Loans
 8 Tier I Capital / Total Assets         6.53%      6.18%               6.12%                 6.08%      6.17%       6.26%
 9 Tier I Capital /                      9.74%      9.64%               9.33%                 9.38%      9.51%       9.77%
      Risk-Adjusted Assets
10 Total Capital /                      11.04%     10.96%              10.64%                10.69%     10.83%      11.09%
      Risk-Adjusted Assets
11 Shares Outstanding                  28,772     30,158     -4.6%    29,018       -0.8%    29,378     29,732      30,547
12 Book Value Per Share                $13.87     $13.92     -0.4%    $13.60        2.0%    $13.74     $13.72      $13.89
13 Market Value Per Share              $52.60     $48.17      9.2%    $44.55       18.1%    $49.81     $44.24      $50.63



14 Share Repurchase Programs


                                   (shares in thousands)

                                                          Q1'08 /              Q1'08 /                        3/31'08YTD /
                                      Q1'08      Q1'07     Q1'07     Q4'07      Q4'07   3/31'08YTD 3/31'07YTD  3/31'07YTD
                                   ---------------------------------------------------------------------------------------
15 Total Shares Repurchased /             424        447     -5.3%       491      -13.6%       424        447        -5.3%
      Canceled
16   Average Repurchase Price          $47.68     $49.49     -3.7%    $44.88        6.2%    $47.68     $49.49        -3.7%
17 Net Shares Repurchased                 246        389    -36.7%       360      -31.7%       246        389       -36.7%



11.Period-End Balance Sheets.


                                   (unaudited, dollars in thousands)

                                                         3/31/08 /            3/31/08 /
                                     3/31/08    3/31/07   3/31/07  12/31/07   12/31/07    9/30/07    6/30/07    12/31/06

 1 Assets:                         ---------------------------------------------------------------------------------------
 2   Cash and Money Market Assets    $139,957   $208,734    -32.9%  $210,097      -33.4%  $219,960   $164,390    $185,009

 3   Investment Securities            477,686    602,220    -20.7%   532,821      -10.3%   570,086    582,959     615,525
        Available For Sale
 4   Investment Securities          1,016,613  1,142,382    -11.0% 1,045,288       -2.7% 1,081,009  1,104,132   1,165,092
        Held to Maturity
 5   Loans, gross                   2,448,320  2,519,898     -2.8% 2,502,976       -2.2% 2,511,374  2,521,738   2,531,734
 6   Allowance For Loan Losses        (52,234)   (54,889)    -4.8%   (52,506)      -0.5%   (52,938)   (53,473)    (55,330)
                                   -----------------------        ------------          ----------------------------------
 7   Loans, net                     2,396,086  2,465,009     -2.8% 2,450,470       -2.2% 2,458,436  2,468,265   2,476,404
                                   -----------------------        ------------          ----------------------------------

 8   Premises and Equipment            28,031     29,643     -5.4%    28,380       -1.2%    28,666     29,169      30,188
 9   Identifiable Intangible           17,571     21,108    -16.8%    18,429       -4.7%    19,322     20,215      22,082
        Assets
10   Goodwill                         121,719    121,719      0.0%   121,719        0.0%   121,719    121,719     121,719
11   Interest Receivable and          144,639    158,014     -8.5%   151,755       -4.7%   157,818    156,220     153,316
        Other Assets               -----------------------        ------------          ----------------------------------
12 Total Assets                    $4,342,302 $4,748,829     -8.6%$4,558,959       -4.8%$4,657,016 $4,647,069  $4,769,335
                                   =======================        ============          ==================================
13 Liabilities and Shareholders' Equity:
14   Deposits:
15     Noninterest Bearing         $1,202,165 $1,293,920     -7.1%$1,245,500       -3.5%$1,251,572 $1,266,941  $1,341,019
16     Interest-Bearing               542,468    584,026     -7.1%   544,411       -0.4%   549,263    554,036     588,668
          Transaction
17     Savings                        749,471    851,800    -12.0%   760,006       -1.4%   806,797    809,791     865,268
18     Time                           700,534    714,626     -2.0%   714,873       -2.0%   732,582    704,264     721,779
                                   -----------------------        ------------          ----------------------------------
19   Total Deposits                 3,194,638  3,444,372     -7.3% 3,264,790       -2.1% 3,340,214  3,335,032   3,516,734
                                   -----------------------        ------------          ----------------------------------

20   Short-Term Borrowed Funds        635,264    776,781    -18.2%   798,599      -20.5%   815,101    809,261     731,977
21   Debt Financing and                36,736     36,883     -0.4%    36,773       -0.1%    36,809     36,846      36,920
        Notes Payable
22   Liability For Interest,           76,555     70,983      7.8%    64,194       19.3%    61,241     57,948      59,469
        Taxes and Other            -----------------------        ------------          ----------------------------------
23 Total Liabilities                3,943,193  4,329,019     -8.9% 4,164,356       -5.3% 4,253,365  4,239,087   4,345,100
                                   -----------------------        ------------          ----------------------------------
24 Shareholders' Equity:
25   Paid-In Capital                 $339,468   $341,724     -0.7%  $337,201        0.7%  $337,627   $338,290    $344,263
26   Accumulated Other Comprehensive
27         (Loss) Income               (3,954)     3,593   -210.0%    (4,520)     -12.5%      (412)      (777)      1,850
28   Retained Earnings                 63,595     74,493    -14.6%    61,922        2.7%    66,436     70,469      78,122
                                   -----------------------        ------------          ----------------------------------
29 Total Shareholders' Equity         399,109    419,810     -4.9%   394,603        1.1%   403,651    407,982     424,235
                                   -----------------------        ------------          ----------------------------------
30 Total Liabilities and           $4,342,302 $4,748,829     -8.6%$4,558,959       -4.8%$4,657,016 $4,647,069  $4,769,335
      Shareholders' Equity         =======================        ============          ==================================



Page 13

WESTAMERICA BANCORPORATION         Public Information April 15, 2008
FINANCIAL HIGHLIGHTS
 March 31, 2008

12.Income Statements.


                                   (unaudited, dollars in thousands, except per-share amounts)

                                                          Q1'08 /              Q1'08 /                        3/31'08YTD /
                                      Q1'08      Q1'07     Q1'07     Q4'07      Q4'07   3/31'08YTD 3/31'07YTD  3/31'07YTD
                                   ---------------------------------------------------------------------------------------
                                                 <C  >
 1 Interest and Fee Income:
 2   Loans                            $38,732    $40,167     -3.6%   $40,214       -3.7%   $38,732    $40,167        -3.6%
 3   Money Market Assets and Funds          1          2      n/m          3        n/m          1          2         n/m
 4   Investment Securities              5,802      7,122    -18.5%     6,528      -11.1%     5,802      7,122       -18.5%
        Available For Sale
 5   Investment Securities             10,859     12,083    -10.1%    11,116       -2.3%    10,859     12,083       -10.1%
        Held to Maturity           -----------------------        ------------          -----------------------
 6 Total Interest Income               55,394     59,374     -6.7%    57,861       -4.3%    55,394     59,374        -6.7%
                                   -----------------------        ------------          -----------------------
 7 Interest Expense:
 8   Transaction Deposits                 452        523    -13.6%       515      -12.2%       452        523       -13.6%
 9   Savings Deposits                   1,330      1,409     -5.6%     1,636      -18.7%     1,330      1,409        -5.6%
10   Time Deposits                      5,546      7,305    -24.1%     6,975      -20.5%     5,546      7,305       -24.1%
11   Short-Term Borrowed Funds          4,922      8,296    -40.7%     6,779      -27.4%     4,922      8,296       -40.7%
12   Debt Financing and                   578        578      0.0%       578        0.0%       578        578         0.0%
        Notes Payable              -----------------------        ------------          -----------------------
13 Total Interest Expense              12,828     18,111    -29.2%    16,483      -22.2%    12,828     18,111       -29.2%
                                   -----------------------        ------------          -----------------------
14 Net Interest Income                 42,566     41,263      3.2%    41,378        2.9%    42,566     41,263         3.2%
                                   -----------------------        ------------          -----------------------

15 Provision for Credit Losses            600         75    700.0%       475       26.3%       600         75       700.0%
                                   -----------------------        ------------          -----------------------
16 Noninterest Income:
17   Service Charges on                 7,296      7,528     -3.1%     7,422       -1.7%     7,296      7,528        -3.1%
        Deposit Accounts
18   Merchant Credit Card               2,580      2,449      5.4%     2,817       -8.4%     2,580      2,449         5.4%
19   ATM Fees & Interchange               718        677      6.1%       709        1.3%       718        677         6.1%
20   Debit Card Fees                      904        895      0.9%       972       -7.0%       904        895         0.9%
21   Financial Services Commissions       230        310    -25.9%       265      -13.2%       230        310       -25.9%
22   Mortgage Banking                      40         30     35.2%        32       25.7%        40         30        35.2%
23   Trust Fees                           303        337    -10.1%       303       -0.1%       303        337       -10.1%
24   Life Insurance Gains                   0        822      n/m          0        n/m          0        822         n/m
25   Gain on Sale of Visa               5,698          0      n/m          0        n/m      5,698          0         n/m
        Common Stock
26   Other                              1,609      2,229    -27.8%     2,137      -24.7%     1,609      2,229       -27.8%
                                   -----------------------        ------------          -----------------------
27 Total Noninterest Income            19,378     15,277     26.8%    14,657       32.2%    19,378     15,277        26.8%
                                   -----------------------        ------------          -----------------------
28 Noninterest Expense:
29   Salaries and Related Benefits     12,984     12,568      3.3%    12,366        5.0%    12,984     12,568         3.3%
30   Occupancy                          3,390      3,291      3.0%     3,386        0.1%     3,390      3,291         3.0%
31   Equipment                            921      1,138    -19.1%       934       -1.4%       921      1,138       -19.1%
32   Data Processing                    2,120      1,524     39.1%     2,202       -3.7%     2,120      1,524        39.1%
33   Professional Fees                    536        495      8.1%       534        0.3%       536        495         8.1%
34   VISA Litigation                   (2,338)         0      n/m      2,338        n/m     (2,338)         0         n/m
35   Other                              5,443      5,648     -3.6%     5,446       -0.0%     5,443      5,648        -3.6%
                                   -----------------------        ------------          -----------------------
36 Total Noninterest Expense           23,056     24,664     -6.5%    27,206      -15.3%    23,056     24,664        -6.5%
                                   -----------------------        ------------          -----------------------

37 Income Before Income Taxes          38,288     31,801     20.4%    28,354       35.0%    38,288     31,801        20.4%
38 Provision for income taxes          11,510      8,231     39.8%     6,522       76.5%    11,510      8,231        39.8%
                                   -----------------------        ------------          -----------------------
39 Net Income                         $26,778    $23,570     13.6%   $21,832       22.7%   $26,778    $23,570        13.6%
                                   =======================        ============          =======================

40 Average Shares Outstanding          28,861     30,342     -4.9%    29,213       -1.2%    28,861     30,342        -4.9%
41 Diluted Average Shares              29,210     30,824     -5.2%    29,575       -1.2%    29,210     30,824        -5.2%
      Outstanding
42 Per Share Data:
43   Basic Earnings                     $0.93      $0.78     19.4%     $0.75       24.2%     $0.93      $0.78        19.4%
44   Diluted Earnings                    0.92       0.76     19.9%      0.74       24.2%      0.92       0.76        19.9%
45   Dividends Paid                      0.34       0.34      0.0%      0.34        0.0%      0.34       0.34         0.0%
